UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 29, 2024
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2024-C63

(Central Index Key Number 0002029929)

(Exact name of issuing entity)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Argentic Real Estate Finance 2 LLC

(Central Index Key Number 0001968416)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

National Cooperative Bank, N.A.

(Central Index Key Number 0001577313)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)

Wells Fargo Commercial Mortgage Securities, Inc.

(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-257991-12	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (704) 374-6161

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[_] Emerging growth company

[_] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated August 16, 2024 and filed on August 20, 2024, with respect to the Wells Fargo Commercial Mortgage Trust 2024-C63. The purpose of this Form 8-K/A is to make clerical revisions to the agreement previously filed as Exhibit 4.1 to the Form 8-K. No other changes are being made to the Form 8-K other than the changes described above. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement filed as Exhibit 4.1 to the Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Argentic Services Company LP, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Deutsche Bank National Trust Company, as NCB co-trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2024	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES INC.
(Registrant)

	By:	/s/ Anthony J. Sfarra
		Name:	Anthony J. Sfarra
		Title:	President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Argentic Services Company LP, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Deutsche Bank National Trust Company, as NCB co-trustee.	(E)